SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2007

PATCH INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

Suite 300, 441 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1
 (Address of principal executive offices)(Zip Code)

(403) 441-4390
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On August 28, 2007, Patch International Inc. (the “Company”) announced that the special meeting of its stockholders held on August 28, 2007 was adjourned to Friday, September 14, 2007 at 9:00 a.m., local time, at the offices of Borden Ladner Gervais LLP, Suite 1100, 400 – 3rd Avenue, S.W., Calgary, Alberta, Canada T2P 4H2.  The special meeting adjournment is for the purpose of allowing additional time for stockholders to submit proxies.  The polls will remain open during the adjournment.  The record date for stockholders entitled to vote at the special meeting remains July 17, 2007.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

Regulation S-K Number	Document

99.1	Press Release dated August 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.

August 28, 2007	By:	/s/ Jason Dagenais
Jason Dagenais
Chief Operating Officer

EXHIBIT INDEX

Regulation S-K Number	Document

99.1	Press Release dated August 28, 2007